Exhibit 10.1

AMENDMENT

This Amendment is made as of January 8, 2007 by and among DFB Biotech, Inc. a Delaware corporation (“Buyer”), and BioSpecifics Technologies Corp., a Delaware corporation (“BTC”), and its wholly-owned subsidiary Advance Biofactures Corporation, a New York corporation (“ABC”) (BTC and ABC each being hereinafter individually, and collectively where applicable, referred to as “Seller”). (Buyer and Seller are at times referred to herein collectively as the “Parties.”)

RECITALS

Whereas the Parties entered into an Asset Purchase Agreement dated March 3, 2006 (the “APA”); and

Whereas the Parties now desire to amend the APA as detailed herein to clarify certain provisions of the APA in light of subsequent events;

AGREEMENT

Now, therefore, in consideration of the premises and mutual covenants herein contained as well as other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the Parties intending to be legally bound agree as follows:

1.	Any capitalized term in this Amendment not defined herein shall have the same meaning as set forth in the APA.

2.	The following definitions shall be added as defined terms to Section 1.1 of the APA:

“‘Auxilium’ - shall mean Auxilium Pharmaceuticals, Inc., the Delaware corporation which is a party to the Auxilium License (as defined below).”

“‘Retained API’ - shall mean collagenase, excluding collagenase for dermal formulations labeled for topical administration, OMITTED AND FILED SEPARATELY WITH THE SECURITIES & EXCHANGE COMMISSION.”

“Transferred API’ - shall mean collagenase, including but not limited to collagenase for dermal formulations labeled for topical administration, which is the active pharmaceutical ingredient of the Product, OMITTED AND FILED SEPARATELY WITH THE SECURITIES & EXCHANGE COMMISSION.”

“‘Auxilium License’ - shall mean the Development and License Agreement by and between BTC and its Affiliates (as defined therein) and Auxilium, dated June 3, 2004, as amended May 10, 2005.”

“‘Auxilium Product’ - shall mean pharmaceutical products, excluding all dermal formulations labeled for topical administration, which contain Retained API as an active ingredient.”

“‘Competing Product’ - shall mean a product that contains Retained API as an active ingredient and is sold in a country by a party (other than Auxilium its Affiliates or Sublicensees as defined in the Auxilium License) for an indication when Auxilium, its Afilliates or Sublicensees also markets an Auxilium Product approved for such indication in such country.”

“‘Retained Cell Banks’ - shall mean the cell banks of Seller as of the Closing Date, which are listed in Schedule 1.1(h).”

“‘Transferred Cell Banks’ - shall mean the cell banks of Seller as of the Closing Date, which are listed in Schedule 1.1(d).”

3.	Each definition below shall be deleted in its entirety from Section 1.1 of the APA and replaced with the following:

“‘API’ - shall mean collagenase, which is the active pharmaceutical ingredient for the Product, obtained from fermentation of Clostridium.”

“‘Overlap Intangible Assets’ - means the intangible assets (including Records relating to the Transferred API and Transferred Cell Banks) owned or licensed by ABC or BTC not solely related to topical uses and indications for collagenase, which are used in the research, development, use, commercialization, manufacture, sale or distribution of the Product, Retained and Transferred API, including those set forth in Schedule 1.1(b).”

“‘Product’ - means the collagenase ointment manufactured by Seller and marketed by Abbott Laboratories under the trademark SANTYL as successor to Knoll Pharmaceutical Company pursuant to the Knoll License Agreement, as well as all components of the SANTYL collagenase ointment including but not limited to the Transferred API but excluding the Retained API.”

“‘Purchased Assets’ - means:

(a)  to the extent exclusively related to or used in connection with the API, the Product, or Seller’s Topical Business, all items of inventory of the Seller and ABC-C, wherever located, including all finished goods, work in process, raw materials, spare parts, and all other related materials and supplies and listed on Schedule 1.1(c) (collectively the “Purchased Inventories”);

(b)  (i) the ELA, the Product, and the Transferred API; and (ii) all Records of Seller relating to the ELA, the Product, or related solely to the Transferred API;

(c)  the Transferred Cell Banks;

(d)  the ABC-C Shares;

(e)  all the equipment and materials owned by BTC or ABC, located in the Lynbrook, New York or Curaçao facilities, which are used exclusively in Seller’s Topical Business and listed in Schedule 1.1(e);

(f)  the Knoll License Agreement and the Tufts License Agreement and all Intellectual Property thereunder;

(g)  all Contracts relating solely to Seller’s Topical Business to which Seller or ABC-C is a party and listed in Schedule 1.1(f) (the “Seller Contracts”);

(h)  to the extent related to the Transferred Employees, all personnel Records and other Records that Seller is not required by law to retain in its possession;

(i)  except as provided in Section 7.14(a) , all Intellectual Property owned or controlled by Seller or ABC-C relating solely to (i) Seller’s Topical Business, (ii) the Product, (iii) the Transferred API, (iv) the ELA, or (v) topical uses and indications for collagenase, all as listed on Schedule 1.1(g), (collectively the “Intellectual Property Assets”);

(j)  all clinical and other data, reports and communications to the extent solely related to topical indications and uses for collagenase or Seller’s Topical Business; and

(k)  all governmental authorizations and pending applications therefor, and registrations, to the extent assignable, to the extent solely related to topical uses and indications for collagenase or Seller’s Topical Business.”

“‘Seller Injectable Assets’ - means any tangible or intangible assets (including, patents, trademarks, copyrights, or other Intellectual Property asset, equipment, inventory, Contract or other asset) owned, licensed or leased prior to the Closing Date by Seller, or any Affiliate of Seller, relating to the research, development, use, commercialization, manufacture, sale or distribution of the Auxilium Product, and set forth in Schedule 1.1(h).”

4.	Section 2.1(b) of the APA shall be deleted in its entirety and replaced with the following:

“(b)  Overlap Intangible Assets. Upon the terms and subject to the conditions set forth herein, at the Closing, but effective as of the Effective Time, Seller shall exclusively (even as to Seller), perpetually, without royalty, and irrevocably license to Buyer the right to use the Overlap Intangible Assets for the research, development, use, commercialization, manufacture, marketing, and sale of topical products, free and clear of any Encumbrances, and Buyer shall accept such license from Seller of, the Overlap Intangible Assets.”

5.	The following shall be added to the APA as Section 2.2(o):

“(o).  any drug master file owned by Seller, its Affiliates or sublicensees, including Auxilium. For purposes of clarity, the Parties agree that the ELA is not, nor shall it be construed to be, a drug master file.”

6.	Section 7.7(a) of the APA shall be deleted in its entirety and replaced with the following:

OMITTED AND FILED
SEPARATELY WITH THE
SECURITIES & EXCHANGE COMMISSION

7.	Section 7.15 of the APA shall be deleted in its entirety and replaced with the following:

“7.15  Maintenance and Defense of Overlap Intangible Assets

Seller agrees that all patents and other Intellectual Property included within the definition of Overlap Intangible Assets shall be maintained and defended in all relevant jurisdictions throughout the OMITTED AND FILED SEPARATELY WITH THE SECURITIES & EXCHANGE COMMISSION. Upon OMITTED AND FILED SEPARATELY WITH THE SECURITIES & EXCHANGE COMMISSION, if a decision is made not to defend or maintain any such patent or other Intellectual Property, then Seller agrees that Buyer may maintain or defend such patent or other Intellectual Property and Seller shall provide, at Buyer’s expense, all reasonable assistance requested by Buyer related to such maintenance or defense.”

8.	The following shall be added to the APA as Section 7.18:

“7.18  Buyer Acknowledgment of Auxilium License

To the extent Records included in the Purchased Assets are subject to the Auxilium License, Buyer acknowledges that Auxilium may have limited rights to such Records. Therefore upon Auxilium’s reasonable written request and provided that such Records are in Buyer’s actual possession, Buyer will grant Auxilium a limited right to access, cross-reference, and use (at Auxilium’s sole cost and expense) such Records to the extent (a) they are subject to the Auxilium License and (b) they are reasonably required in regulatory filings for the Auxilium Product.”

9.	The following shall be added to the APA as Section 7.19:

OMITTED AND FILED
SEPARATELY WITH THE
SECURITIES & EXCHANGE COMMISSION

10.	The references to “API” in Schedule 1.1(b) and Schedule 1.1(g) shall be amended to refer to “Transferred API.”

11.	Except as expressly amended or modified hereby the APA shall remain in full force and effect in accordance with its original terms.

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IN WITNESS WHEREOF, the Parties have caused this Amendment to be executed in triplicate originals as of the date and year first above written.

SELLER:
BioSpecifics Technologies Corp.		Advance Biofactures Corporation
By:	/s/ Thomas Wegman	By:	/s/ Thomas Wegman
	Name: Thomas Wegman		Name: Thomas Wegman
	Title: President		Title: President

BUYER:
DFB Biotech, Inc.
By:	/s/ Paul Dorman
Name:____________________________________
Title:______________________________________